Exhibit 99.1

NEWS RELEASE

Allegion Board of Directors Elects Long-Standing Member

Kirk S. Hachigian as Chairman

DUBLIN (Dec. 5, 2022) – The board of directors (“board”) of Allegion plc (NYSE: ALLE), a leading global security products and solutions provider, has elected Kirk S. Hachigian as its next chairman, effective Jan. 1, 2023. Hachigian has served as a member of the board since Allegion became a standalone company in 2013, and will succeed David D. Petratis, who is retiring from the role as of Dec. 31, 2022.

Currently, Hachigian serves as the board’s lead director – a position he’s held for the majority of his nine-year tenure. He also chairs the board’s Corporate Governance and Nominating Committee, a role he will keep as chairman of the board.

In addition to Allegion, Hachigian serves on the board of directors at Paccar Inc. and NextEra Energy, Inc. He previously served as chairman of the board at JELD-WEN and was a board member at Cooper Industries Plc. as well as Trane Inc. At JELD-WEN and Cooper Industries, Hachigian also held the roles of president and CEO, lending to his successful track record of creating value for shareholders.

“I’m honored to serve as the next chairman and very proud of what we have created at Allegion,” Hachigian said. “On behalf of the board, I want to share our gratitude to Dave for guiding the vision and culture for nearly a decade. Today, Allegion is a strong company with a resilient team, thanks, in large part, to your passion and dedication.”

With Hachigian’s appointment, Allegion has an independent chairman, and all board committees and their chairs are independent. John H. Stone, who became president and CEO of Allegion in July 2022, is a member of the eight-member board and the only director who is not independent.

Hachigian added, “John’s leadership as well as his track record of innovation and embedding technology into legacy brands are highly valuable to the Allegion seamless access strategy. We are confident in the successes that lie ahead for team Allegion.”

For more on Allegion’s corporate governance, refer to www.allegion.com/ESG.

###

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, including statements regarding the continued impacts of the global COVID-19 pandemic, supply chain constraints, electronic component and labor shortages, inflation, rising freight and material costs, impacts of Russia’s invasion of Ukraine including further supply chain disruptions and the increased risk of cyber-attacks in connection with such invasion, the company’s 2022 financial performance, the company’s business plans and strategy, the company’s growth strategy, the company’s capital allocation strategy, the company’s tax planning strategies, and the performance of the markets in which the company operates. These forward-looking statements generally are identified by the words “believe,” “project,”

NEWS RELEASE

“expect,” “anticipate,” “estimate,” “forecast,” “outlook,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” or the negative thereof or variations thereon or similar expressions generally intended to identify forward-looking statements. Forward-looking statements may relate to such matters as projections of revenue, margins, expenses, tax provisions, earnings, cash flows, benefit obligations, dividends, share purchases or other financial items; any statements of the plans, strategies and objectives of management for future operations, including those relating to any statements concerning expected development, performance or market share relating to our products and services; any statements regarding future economic conditions or our performance; any statements regarding pending investigations, claims or disputes; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. These statements are based on the company’s currently available information and our current assumptions, expectations and projections about future events. They are subject to future events, risks and uncertainties - many of which are beyond the company’s control - as well as potentially inaccurate assumptions, that could cause actual results to differ materially from those in the forward-looking statements. Further information on these factors and other risks that may affect the company’s business is included in filings it makes with the Securities and Exchange Commission from time to time, including its Form 10-K for the year ended Dec. 31, 2021, Form 10-Q for the quarters ended March 31, 2022, June 30, 2022, and Sept. 30, 2022, and in its other SEC filings. The company undertakes no obligation to update these forward-looking statements.

About Allegion

Allegion (NYSE: ALLE) is a global pioneer in seamless access, with leading brands like CISA®, Interflex®, LCN®, Schlage®, SimonsVoss® and Von Duprin®. Focusing on security around the door and adjacent areas, Allegion secures people and assets with a range of solutions for homes, businesses, schools and institutions. Allegion had $2.9 billion in revenue in 2021, and its security products are sold around the world.

For more, visit www.allegion.com.

Media Contact:

Whitney Moorman – Reputation Management Leader

317-810-3241

Whitney.Moorman@allegion.com

Analyst Contact:

Tom Martineau – Vice President, Investor Relations, and Treasurer

317-810-3759

Tom.Martineau@allegion.com

Source: Allegion plc